SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 1999


                         NATIONAL HOME HEALTH CARE CORP.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                   0-12927                 22-2981141
               --------                   -------                 ----------
   (State or Other Jurisdiction         (Commission             (IRS Employer
         of Incorporation)               File No.)           Identification No.)
--------------------------------------------------------------------------------


700 White Plains Road, Suite 275, Scarsdale, New York               10583
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (914) 722-9000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.           Acquisition of Assets.
-------           ----------------------

                  On November 1, 1999, National Home Health Care Corp. (the "Company") acquired, through wholly-owned subsidiaries, certain of the assets of Optimum Care Services of Connecticut, Inc., Optimum Home Health of Connecticut, Inc. and Optimum Home Care of Connecticut, Inc., (the "Optimum Entities"). The Optimum Entities were acquired from a court-appointed Chapter 7 Trustee for a purchase price of $4,400,000 in cash, which amount was generated from internal funds of the Company. The final purchase price was determined through an auction process conducted at the United States Bankruptcy Court for the District of Massachusetts. The assets acquired included certain, but not all, machinery, equipment, intangibles and accounts receivable. The initial offer by the Company did not include acquiring any accounts receivable, but the offer was revised in order to satisfy the requirements of the Trustee. The assets acquired excluded any and all contracts (except two real estate leases), including any and all contracts with customers, and also excluded the Medicare and Medicaid provider numbers pursuant to which the Optimum Entities operated. In addition, the Company in the acquisition did not assume any employees. The acquisition represents the Company's opportunity to expand its existing Connecticut operations into additional areas in the state. The Company is operating the acquired assets under the Company's existing New England Home Care name and does not intend to use the Optimum name.

                  The Optimum Entities had been engaged in the business of providing home health care, staffing and related services in Connecticut, including a Medicare-certified and licensed home health care company and an affiliate providing staffing services.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
-------      -------------------------------------------------------------------

            (a)  Financial statements of business acquired:   Not applicable.

            (b)  Pro forma financial statements: Not applicable.

            (c)  Exhibits:

                 2. Amended and Restated Asset Purchase  Agreement,  dated as of
                    October 15, 1999, among the Company, certain of its wholly-owned affiliates and the trustee for Optimum Care Services of Connecticut, Inc., Optimum Home Health of Connecticut, Inc., and Optimum Home Care of Connecticut, Inc.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     NATIONAL HOME HEALTH CARE CORP.


Date:    November 16, 1999           By:          /s/ Robert P. Heller,
                                         ---------------------------------------
                                         Robert P. Heller,
                                         Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
-------           -----------

    2.            Amended and Restated  Asset  Purchase  Agreement,  dated as of
                  October  15,  1999,   among  the   Company,   certain  of  its
                  wholly-owned affiliates and the trustee for Optimum Care Services of Connecticut, Inc., Optimum Home Health of Connecticut, Inc., and Optimum Home Care of Connecticut, Inc.

                                    EXHIBIT 2

                              AMENDED AND RESTATED

                            ASSET PURCHASE AGREEMENT


                                      AMONG


                                CHARLES L. GLERUM
                                 AS TRUSTEE FOR
                   OPTIMUM CARE SERVICES OF CONNECTICUT, INC.
                    OPTIMUM HOME HEALTH OF CONNECTICUT, INC.
                     OPTIMUM HOME CARE OF CONNECTICUT, INC.


                                       AND


                           NEW ENGLAND HOME CARE, INC.
                        CONNECTICUT STAFFING WORKS CORP.
                         NATIONAL HOME HEALTH CARE CORP.


                          DATED AS OF OCTOBER 15, 1999

                               TABLE OF CONTENTS

                                                                        Page No.
ARTICLE I         DEFINITIONS       1

         Section 1.1.    Definitions...........................................1

ARTICLE II        SALE AND PURCHASE OF PURCHASED ASSETS AND
                  ASSUMPTION OF ASSUMED LIABILITIES............................5

         Section 2.1.    Purchase And Sale of Purchased Assets................
         Section 2.2.    Assumption of Obligations And Liabilities............
         Section 2.3.    Purchase Price.......................................
         Section 2.4.    Condition of Purchased Assets........................
         Section 2.5.    Allocation of Purchase Price.........................
         Section 2.6.    Sale at Closing Date.................................
         Section 2.7.    Apportionments.......................................
         Section 2.8.    Deposit Escrow.......................................

ARTICLE III       REPRESENTATIONS AND WARRANTIES OF SELLER.................... 7

         Section 3.1.     Authority of Seller.................................
         Section 3.2.     No Conflict or Violation............................
         Section 3.3.     Consents and Approvals..............................
         Section 3.4.     Ownership of Purchased Assets.......................
         Section 3.5.     Assigned Contracts..................................
         Section 3.6.     Labor Relations.....................................
         Section 3.7.     Brokers.............................................
         Section 3.8.     Accounts Receivable.................................

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF PURCHASER................. 8

         Section 4.1.     Authority of Purchasers.............................
         Section 4.2.     No Conflict or Violation............................
         Section 4.3.     Consents and Approvals..............................
         Section 4.4.     Brokers.............................................

ARTICLE V         CERTAIN COVENANTS OF SELLER.................................10

         Section 5.1.     Conduct of Business Before the Closing Date. .......
         Section 5.2.     Consents and Approvals..............................
         Section 5.3.     Information and Access..............................
         Section 5.4.     Further Assurances..................................
         Section 5.5.     Assignment of Contracts.............................
         Section 5.6.     Restrictions as to Employees........................
         Section 5.7.     Bankruptcy Court Filings............................
         Section 5.8.     Referral of Business Opportunities..................
         Section 5.9      Accounts Receivable.................................

ARTICLE VI        CERTAIN COVENANTS OF PURCHASERS.............................12

         Section 6.1.     Adequate Assurances Regarding Executory Contracts...
         Section 6.2.     Further Assurances..................................

ARTICLE VII       CONDITIONS TO SELLER'S OBLIGATIONS..........................12

         Section 7.1.     Representations and Warranties......................
         Section 7.2.     Compliance with Agreement...........................
         Section 7.3.     Purchasers' Closing Deliveries and Obligations......
         Section 7.4.     Entry of the Preliminary Order and the Sale and
                          Assignment Order....................................

ARTICLE VIII      CONDITIONS TO PURCHASERS' OBLIGATIONS.......................13

         Section 8.1.      Representations and Warranties..................... 3
         Section 8.2.      Compliance with Agreement.......................... 3
         Section 8.3.      Consents........................................... 3
         Section 8.4.      Seller's Closing Deliveries and Obligations........ 3
         Section 8.5.      Entry of the Preliminary Order and the Sale and
                           Assignment Order................................... 4
         Section 8.6.      Assignment of Contracts............................ 4

ARTICLE IX        CLOSING; BREAK-UP FEE; TERMINATION..........................14

         Section 9.1.      The Closing........................................ 4
         Section 9.2.      Procedures and Break-up Fee........................ 5
         Section 9.3.      Termination........................................ 7
         Section 9.4.      Effects of Termination............................. 7

ARTICLE X         SURVIVAL          18

         Section 10.1. Survival of Representations and Warranties.............18

ARTICLE XI        TAXES             18

         Section 11.1.      Taxes Related to Purchase of Assets...............18
         Section 11.2.      Proration of Personal Property Taxes..............18
         Section 11.3.      Cooperation on Tax Matters........................19
ARTICLE XII         GUARANTY..................................................19

         Section 12.1.      Guaranty By National..............................19

ARTICLE XIII        MISCELLANEOUS PROVISIONS..................................19

         Section 13.1.      Exclusivity.......................................19
         Section 13.2.      Notices...........................................19
         Section 13.3.      Amendments........................................20
         Section 13.4.      Assignment........................................20
         Section 13.5.      Announcements.....................................20
         Section 13.6.      Expenses..........................................20
         Section 13.7.      Entire Agreement..................................21
         Section 13.8.      Descriptive Headings..............................21
         Section 13.9.      Counterparts......................................21
         Section 13.10.     Governing Law; Jurisdiction.......................21
         Section 13.11.     Construction......................................21
         Section 13.12.     Severability......................................21
         Section 13.13.     Confidentiality...................................22
         Section 13.14.     Amendment to Restatement..........................22





                                TABLE OF CONTENTS

                                                                       Page No.


SCHEDULE
NUMBER             SCHEDULE NAME

3.5                Assigned Contracts
3.8                Accounts Receivable

EXHIBIT            EXHIBIT NAME

A                  Assignment and Assumption Agreement
B                  Bill of Sale
C                  Escrow Agreement



                              AMENDED AND RESTATED
                            ASSET PURCHASE AGREEMENT


                  THIS  AMENDED AND  RESTATED  ASSET  PURCHASE  AGREEMENT  (this
"Agreement")  is made and entered  into as of October 15, 1999 among  CHARLES L.
GLERUM,  AS CHAPTER 7 TRUSTEE  (the  "Seller")  for  OPTIMUM  CARE  SERVICES  OF
CONNECTICUT,  INC.,  OPTIMUM HOME HEALTH OF  CONNECTICUT,  INC. and OPTIMUM HOME
CARE OF CONNECTICUT, INC., each a Connecticut corporation and a debtor and debtor-in-possession in cases pending under Chapter 7 of the Bankruptcy Code
(collectively,  the "Optimum Entities"),  and NATIONAL HOME HEALTH CARE CORP., a
Delaware corporation ("National"), NEW ENGLAND HOME CARE, INC., a Connecticut corporation ("New England") and CONNECTICUT STAFFING WORKS CORP., a Connecticut corporation ("Staffing" and, collectively with New England, "Purchasers").

                                    RECITALS

                  WHEREAS, the Optimum Entities are engaged in home health care, staffing and related businesses (the "Business") at two facilities leased in Cromwell, Connecticut and Norwich, Connecticut (collectively, the "Business
Locations");

                  WHEREAS, each of the Optimum Entities filed a voluntary petition with the Bankruptcy Court initiating a case under Chapter 11 of the Bankruptcy Code, all of which cases have been converted to cases under Chapter 7 of the Bankruptcy Code with Charles L. Glerum appointed as Trustee;

                  WHEREAS, the parties previously have entered into that certain
Asset Purchase Agreement dated as of the date hereof (the "Original Agreement") and, in light of a hearing held before the Bankruptcy Court on October 19, 1999, desire to amend and restate the Original Agreement.

                  WHEREAS, Purchasers desire to purchase from Seller, and Seller desires to sell to Purchasers, certain of the assets of the Optimum Entities, all on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                                             ARTICLE I

                                   DEFINITIONS

                  Section I.1. Definitions. Unless otherwise defined herein, the terms defined in the introductory paragraph and the Recitals to this Agreement shall have the respective meanings specified therein, and the following terms shall have the meanings specified below:

                                      -1-

                  "Affiliate"       means  "affiliate"  as  defined in  Rule 405
promulgated  under the Securities Act of 1933, as amended.

                  "Accounts   Receivable"  means  all  accounts  receivable  and
unbilled  fees and  charges  of each  Optimum  Entity as of  October  31,  1999, including  without  limitation  in  respect  of  Medicare,  Medicaid,  insurance companies, health maintenance organizations or other parties.

                  "Agreement"  has the meaning set forth in the  preamble    and
shall  include all  Schedules  and  Exhibits hereto.

                  "Ancillary Agreements" means, collectively, the Assignment and Assumption Agreement, the Bill of Sale and the Deposit Escrow Agreement.

                  "Apportionment Date" has the meaning set forth in Section 2.7.

                  "Assignment and Assumption Agreement" means the form of Assignment and Assumption Agreement to be executed at Closing by Purchasers and Seller for each of the Assigned Contracts, in substantially the form attached hereto as Exhibit A.

                  "Assigned Contracts" means the Contracts to be assigned by Seller to Purchasers and set forth on Schedule 3.5.

                  "Assumed  Liabilities" has the meaning  set forth in   Section
2.2.

                  "Bank" means Silicon Valley Bank.

                  "Bankruptcy Code" means The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101, et seq.

                  "Bankruptcy Court" means the United States Bankruptcy Court for the District of Massachusetts, or any other court, having jurisdiction over the Cases from time to time.

                  "Bill of Sale" means the Bill of Sale to be executed at Closing by Purchasers and Seller in substantially the form attached hereto as Exhibit B.

                  "Break-up Fee" has the meaning set forth in Section 9.2.

                  "Business" has the meaning set forth in the Recitals hereto.

                  "Business Day" means a day, other than a Saturday or a Sunday, on which commercial banks are not required or authorized to close in The City of New York.

                  "Business Locations" has the meaning set forth in the Recitals hereto.

                  "Cases" means the Chapter 7 cases of the Optimum Entities pending in the Bankruptcy Court as In re The Frontier Group, Inc., et. al., Case No. 99-15947-WCH.

                                      -2-

                  "Closing" has the meaning set forth in Section 9.1.

                  "Closing Date" has the meaning set forth in Section 9.1.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Deposit Escrow Agreement" means the Deposit Escrow Agreement entered into by Purchasers, Seller and Parker Chapin Flattau & Klimpl, LLP, as escrow agent, pursuant to which Deposit Escrow Agreement Purchasers have placed a portion of the Purchase Price in escrow as a good faith deposit towards the transactions contemplated hereby, substantially in the form attached hereto in Exhibit C.

                  "Excluded Assets" means all of the Optimum Entities' assets other than those specifically defined as Purchased Assets.

                  "GAAP" means United States generally accepted accounting principles, applied on a consistent basis and consistent with the Optimum
Entities' historical practices, as in effect from time to time.

                  "Governmental Agency" means (a) any international, foreign, federal, state, county, local or municipal governmental or administrative agency or political subdivision thereof, (b) any governmental authority, board, bureau, commission, department or instrumentality, or (c) any court or administrative tribunal.

                  "Intangibles" means all intangible personal property used, usable or held for use in the conduct of the Business, including without limitation customer lists, supplier lists, mailing lists, catalogs, brochures, handbooks and other customer or supplier information.

                  "Intellectual   Property"   means  all   patents   and  patent
applications,  trademarks,  trade names, logos, characters,  fictitious business names and other marks, names and applications  (including without limitation the name  "Optimum"  and  any  variation  thereof),  whether  or not  registered  or registrable,  copyrights  in published or  unpublished  works,  know-how,  trade secrets, confidential information, recipes, software (to the extent transferable by the Seller),  technical information,  processed technology,  plans, drawings, specifications  and prints  licensed to, owned by or otherwise  used,  usable or held for use by the Optimum Entities.

                  "IRS"  means the Internal Revenue Service of the United States
Department of the Treasury.

                  "Leases" means the leases by any Optimum Entity relating to their premises in Cromwell, Connecticut and Norwich, Connecticut, and all amendments thereto as of the date hereof in the forms previously provided to Purchasers.

                  "Lien" means any mortgage, pledge, security interest,   charge
 or other encumbrance.



                                      -3-

                  "Original Agreement" has the meaning set forth in the Recitals hereto.

                  "Permit" means any permit, approval, authorization, license, variance or permission required by a Governmental Agency under any applicable law.

                  "Preliminary  Order"  means an order of the  Bankruptcy  Court
which  order  shall  not  have  been  stayed,   vacated  or  otherwise  rendered
ineffective  containing all of the terms and conditions set forth in Section 9.2 and approved by the Purchasers in their  reasonable  discretion  prior to filing with the Bankruptcy Court.

                  "Purchase Price" has the meaning set forth in Section 2.3.

                  "Purchased  Assets"  means all of the  assets of each  Optimum
Entity located at the Business Locations, including without limitation (i) pre-paid expenses and deposits, (ii) machinery, equipment, vehicles, computers and other data processing hardware (and all software, to the extent transferable by the Seller, related thereto) and other tangible personal property, (iii) office furniture, equipment, fixtures and similar tangible personal property,
(iv)  patent,  copyright,  trademark,  trade name,  service  mark,  logo,  names
(including "Optimum Home Health" and "Optimum Staffing Works"), except that such names may be used by the Seller to the extent required in connection with any Frontier Chapter 7 cases, and all other trade secret, know-how, proprietary properties, information or other Intellectual Property, (v) the Assigned
Contracts,  (vi) the Accounts Receivable (vii) other Intangibles relating to the
Business, including patient lists, employee files, etc. (but excluding patient files, except that Purchasers shall be allowed possession thereof in accordance with Section 5.9) and (viii) all other assets used or usable in the Business;
provided, however, that the assets to be acquired exclude, (A) except as relate to purchased Accounts Receivable, claims and causes of action against third parties, including bankruptcy avoidance actions, (B) assets located at the Boston office of The Frontier Group, Inc., (C) cash, and (D) any and all Medicare and Medicaid provider numbers and other provider license numbers (all of which shall be surrendered and terminated immediately upon the later of (i) the Closing, or (ii) such time as such numbers are no longer required to be retained by Seller in order for Seller to discharge his duties as Trustee);
provided, however, that notwithstanding any of the foregoing provisions of this definition, the Purchased Assets shall not include any Excluded Assets.

                  "Sale and Assignment Hearing Date" has the meaning set forth in Section 9.2.

                  "Sale and  Assignment  Order" means an order of the Bankruptcy
Court, which order shall not have been stayed, vacated or otherwise rendered ineffective, authorizing, among other things, the sale of the Purchased Assets to Purchasers, the assumption and assignment of the Assigned Contracts to Purchasers, the transactions contemplated by the Escrow Agreement and all other transactions and agreements contemplated hereby and approved by the Purchasers prior to filing with the Bankruptcy Court.

                  "Schedules" means the various Schedules referred to in this Agreement delivered separately to Purchasers on or before the date of this Agreement, except as otherwise specified in this Agreement.

                                      -4-

                  "Tax Return" means any report, return, information return, filing, claim for refund or other information, including any schedules or attachments thereto, and any amendments to any of the foregoing required to be supplied to a taxing authority in connection with Taxes.

                  "Taxes"  means all federal,  state,  local and foreign  taxes, including income,  gross receipts,  excise,  employment,  sales, use,  transfer, license, payroll,  franchise,  severance,  stamp, withholding,  Social Security,
unemployment,   disability,  real  property,  personal  property,  registration, alternative or add-on minimum,  estimated or other tax,  including any interest, penalties or additions thereto, whether disputed or not.

                  "Transaction Taxes" has the meaning set forth in Section 11.1.

                                   ARTICLE II

                    SALE AND PURCHASE OF PURCHASED ASSETS AND
                        ASSUMPTION OF ASSUMED LIABILITIES

                  Section II.1. Purchase And Sale of Purchased Assets. Subject to the approval of the Bankruptcy Court and on the terms and subject to the conditions set forth in this Agreement, at the Closing Purchasers shall purchase from Seller, and Seller shall sell, transfer, assign, convey and deliver to Purchasers, all of Seller's (including all of the Optimum Entities') right, title and interest in and to the Purchased Assets, free and clear of all liens, claims, encumbrances and other interests pursuant to the Sale and Assignment
Order. The parties agree that Purchasers shall purchase the Purchased Assets in the name of one and/or the other of such Purchasers as Purchasers shall determine, it being agreed that, in general, Staffing shall purchase the staffing portion of the Business, New England shall purchase the home health portion of the Business and the Accounts Receivable may be purchased by a wholly-owned subsidiary of one of the Purchasers formed solely for such purpose.

                  Section II.2. Assumption of Obligations And Liabilities. On the terms and subject to the conditions set forth in this Agreement, from and after the Closing, Purchasers will assume and pay, perform, discharge and be responsible for all obligations and liabilities of Seller under the Assigned
Contracts  which  accrue  after the Closing  Date (the  "Assumed  Liabilities").
Purchasers shall not assume or pay, perform, discharge or be responsible for any of the obligations or liabilities of Seller or otherwise other than the Assumed
Liabilities, including without limitation that Purchasers expressly do not assume any obligations or liabilities relating to the Optimum Entities' employees. No Purchaser is a successor to any Optimum Entity for any purpose and shall not be liable for any claim related thereto, including but not limited to
(a) liabilities for personal injuries, or property damage; (b) liabilities for claims brought by any employee of any Optimum Entity, or for any compensation, vacation pay, sick pay, bonus, health or other benefits (other than pursuant to any plan included in the Assigned Contracts) or any payments due or accrued or contingently owed to any employee or former employee of any Optimum Entity for any period prior to the Closing Date; (c) liabilities for claims alleging violation of applicable environmental laws to the extent such alleged violations occurred prior to the Closing Date; (d) liabilities for payment of any Taxes, if any (including interest or penalties thereon); (e) liabilities for any claim for reimbursement or recoupment of funds previously paid to any Optimum Entity


                                      -5-


by any payor, including without limitation, Medicare, Medicaid, insurance companies, health maintenance organizations or other parties (except liabilities for such claims as may be applied by Medicare or Medicaid against purchased
Accounts Receivable); (f) any liability or obligation arising out of a breach or default by any Optimum Entity under any contract or governmental permit or license, attributable to any period prior to the Closing Date; (g) any claims, liabilities and obligations of any kind arising out of, or resulting from the ownership or use of the Purchased Assets or the operation of the Business, to the extent same are attributable to any period prior to the Closing Date; (h) any liability or obligation in respect of the Excluded Assets.

                  Section II.3. Purchase Price.

                  (1) Purchasers agree to pay to Seller an aggregate amount equal to $2,600,000 in the manner set forth in and subject to the provisions of
Section 2.3(b) (the "Purchase Price").

                  (2) The Purchase Price shall be payable on the Closing Date by check or wire transfer of immediately available funds, pursuant to written instructions to be provided by Seller to Purchasers at least three business days prior to the Closing Date; provided that a portion of the Purchase Price equal to $100,000 (the "Good Faith Deposit") shall be paid by delivery thereof immediately after the execution and delivery of the Original Agreement into escrow in accordance with the terms of the Escrow Agreement and shall constitute payment of that portion of the Purchase Price.

                  (3) Upon  payment of the  Purchase  Price in  accordance  with
Section 2.3(b), Seller shall be obligated to, among other things, cure the defaults, if any, under the Assumed Contracts (other than the Leases) arising or existing prior to the Closing Date.

                  Section II.4. Condition of Purchased Assets. Except for the warranty of title set forth in Section 3.5, the Purchased Assets are being sold
"AS IS" and "WHERE IS" and Seller hereby expressly disclaims any and all other warranties both express and implied.

                  Section II.5. Allocation of Purchase Price. Promptly following the Closing Date, the Purchase Price shall be allocated among the Purchased
Assets in such amounts as shall be specified in a schedule to be prepared by Purchasers and reasonably acceptable to Seller, which allocation shall be binding upon Purchasers and Seller, each of which agrees to report the effect of the transactions contemplated hereby on all applicable tax returns or filings in a manner consistent with such schedule. Seller hereby assumes liability for and shall pay all Transaction Taxes incurred as a result of the sale of the Purchased Assets hereunder.


                                      -6-

                  Section II.6. Sale at Closing Date. The sale, transfer, assignment and delivery by Seller of the Purchased Assets to Purchasers as herein provided shall be effected on the Closing Date by (a) the execution and delivery by Seller and Purchasers of an Assignment and Assumption Agreement for all of the Assigned Contracts substantially in the form of Exhibit A, pursuant to which Assignment and Assumption Agreement Purchasers shall be subject to all liabilities and obligations under the Assigned Contracts which accrue after the Closing Date, and (b) with respect to the other Purchased Assets, the execution and delivery by Seller and Purchasers of the Bill of Sale substantially in the form of Exhibit B.

                  Section II.7. Apportionments. Except as otherwise provided herein, apportionments and adjustments as are customarily apportioned in transactions of this nature are to be apportioned as of 12:00 midnight on the day preceding the Closing Date (the "Apportionment Date") to the extent such are valid post-petition claims or are subject to non-avoidable liens. Except as otherwise provided herein, all prorations shall be made on the basis of actual bills, to the extent available, or, in the absence of such actual bills, on good faith estimates of Seller based on the most recent bill received by Seller. All prorations shall be adjusted within ten (10) Business Days of Seller's receipt of the final bills. Notwithstanding anything herein to the contrary, Seller shall be entitled to receive the allocable portions of prepaid insurance premium refunds (other than with respect to Assigned Contracts) relating to any and all periods following the Closing Date, which portions of such refunds shall be excluded from Purchased Assets.

                  Section  II.8.  Deposit  Escrow.  In  accordance  with Section
2.3(b), Purchasers shall deliver, as part payment of the Purchase Price, the Good Faith Deposit in cash to Parker Chapin Flattau & Klimpl, LLP, as escrow agent, pursuant to the terms of the Deposit Escrow Agreement. Such amounts shall be held in, and released from, escrow pursuant to the terms of the Deposit
Escrow Agreement.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  Seller makes the following representations and warranties to Purchasers, each of which is true and correct as of the date hereof and shall be true and correct as of the Closing Date and shall be unaffected by any investigation heretofore of hereafter made by Purchasers (WHICH REPRESENTATIONS
AND WARRANTIES SHALL TERMINATE AND BE OF NO FORCE OR EFFECT UPON THE CLOSING AND
ARE MADE  SOLELY FOR  PURPOSES  OF SECTION  8.1 HEREOF AND NOT FOR  PURPOSES  OF
INDEMNIFICATION OF ANY KIND) (Purchasers acknowledge that the following are based substantially upon information supplied to Seller by officers or employees of the Optimum Entities and contained in the business records maintained by the Optimum Entities):



                                      -7-

                  Section III.1. Authority of Seller. The execution and delivery by Seller of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action and this Agreement constitutes, and each of the Ancillary Agreements upon its execution will constitute, the legal, valid and binding obligation of Seller enforceable in accordance with its terms, subject to receipt of the Preliminary Order and the Sale and Assignment Order and the receipt of the consents, waivers and approvals specified on Schedule
3.3, if any.

                  Section  III.2.  No Conflict or  Violation.  Upon entry of the
Sale and Assignment Order, the execution, delivery and performance by Seller of this Agreement and the Ancillary Agreements do not and will not violate or conflict with or result in a breach of or constitute (with due notice or lapse of time or both) a default under any Assigned Contract.

                  Section III.3. Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Agency is required to be obtained or made by or with respect to Seller in connection with the execution and delivery of this Agreement or the Ancillary Agreements by Seller or the performance by Seller of the transactions contemplated hereby or thereby to be performed by Seller, except for approval of the Bankruptcy Court.

                  Section III.4. Ownership of Purchased Assets. Subject to the issuance of the Sale and Assignment Order, at the Closing Purchasers will receive, good, valid and marketable title to all Purchased Assets, free and clear of any Liens.

                  Section III.5.  Assigned  Contracts.  True and complete copies
(including all modifications and amendments) of the Assigned Contracts listed on
Schedule 3.5 have been provided by Seller to Purchasers. Other than as set forth on Schedule 3.5, Seller has not and, to the best knowledge of Seller, no other party under any of the Assigned Contracts has commenced any action against the other or any Optimum Entity or given or received any written notice of default or violation under any Assigned Contract which was not withdrawn or dismissed, except only for those defaults which will be cured in accordance with the Sale and Assignment Order. Subject to Bankruptcy Court approval and the Sale and Assignment Order, each of the Assigned Contracts listed on Schedule 3.5 is or will be at the Closing valid, binding and in full force and effect as against each party thereto.

                  Section III.6. Labor Relations. No Optimum Entity is party to any collective bargaining agreement covering any employees. To the best knowledge of Seller, no organizational effort is presently being made or threatened by or on behalf of any labor union with respect to any employees.

                  Section III.7. Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller without the intervention of any other person acting on its behalf in such manner as to give rise to any valid claim by any such person against Purchasers or their respective Affiliates for a finder's fee, brokerage commission or other similar payment based on an arrangement with Seller.


                                      -8-

                  Section  III.8.   Accounts  Receivable.   Attached  hereto  as
Schedule  3.8 is a true and  complete  list of all  accounts  receivable  of the
Optimum Entities as of September 30, 1999, including the itemized aging thereof, which  list is at least as current  as such a list as has been  provided  to any other  potential  bidder.  To the best knowledge of Seller  without  independent investigation,  all Accounts  Receivable  have arisen and as of the Closing Date will have  arisen  from bona fide  transactions  in the  ordinary  course of the
Business consistent with past practice and in the ordinary course.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

                  Purchasers make the following  representations  and warranties to Seller  each of which is as true and  correct as of the date hereof and shall be true and correct as of the Closing Date (WHICH REPRESENTATIONS AND WARRANTIES
SHALL  TERMINATE  AND BE OF NO FORCE OR  EFFECT  UPON THE  CLOSING  AND ARE MADE
SOLELY  FOR   PURPOSES   OF  SECTION   7.1  HEREOF  AND  NOT  FOR   PURPOSES  OF
INDEMNIFICATION OF ANY KIND, EXCEPT THE GOOD FAITH DEPOSIT):

                  Section IV.1.  Authority of  Purchasers.  Each  Purchaser is a
corporation,  validly existing, and in good standing under the laws of the State of  Connecticut.  Purchasers  have full corporate power and authority to execute and deliver this Agreement,  and the execution and delivery by each Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly  authorized by all necessary  corporate action on the part of each Purchaser,  and this Agreement  constitutes the legal, valid and binding obligation of each Purchaser enforceable in accordance with its terms, except as
such   enforcement  may  be  limited  by  applicable   bankruptcy,   insolvency,
moratorium,  or similar laws from time to time in effect which affect creditors'
rights generally,  and by legal and equitable  limitations on the enforceability of specific remedies.

                  Section  IV.2.  No  Conflict  or  Violation.   The  execution,
delivery and  performance  by each Purchaser of this Agreement and the Ancillary
Agreements  do not and will not violate or conflict  with any  provision  of the
Certificate  of  Incorporation  or By-Laws of each Purchaser and do not and will not violate any provision of law, or any order,  judgment or decree of any court or other Governmental Agency applicable to each Purchaser,  or violate or result in a material breach of or constitute (with due notice or lapse of time or both)
a default under any loan agreement,  mortgage, security agreement,  indenture or other instrument to which each Purchaser is a party or by which it is bound.

                  Section IV.3. Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Agency is required to be obtained or made by or with respect to Purchasers in connection with the execution and delivery of this Agreement or the Ancillary Agreements by each Purchaser or the performance by each Purchaser of the transactions contemplated hereby or thereby to be performed by each Purchaser, except for approval of the Bankruptcy Court.


                                      -9-

                  Section IV.4. Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Purchasers without the intervention of any other person acting on their behalf in such manner as to give rise to any valid claim by any such person against Seller or their respective Affiliates for a finder's fee, brokerage commission or other similar payment based on an arrangement with Purchaser.

                                    ARTICLE V






                                      -10-

                                   ARTICLE VI

                           CERTAIN COVENANTS OF SELLER

                  Section  VI.1.  Conduct of Business  Before the Closing  Date.
Prior to the Closing Date, the Business shall be conducted only in the ordinary course consistent with past practices, it being acknowledged and agreed by Purchasers that each of the Optimum Entities is a debtor under Chapter 7 of the Bankruptcy Code; provided, however, that Seller shall not make any change or modification in any manner of its billing and collection policies, procedures and practices with respect to Accounts Receivable, including without limitation relating to the acceleration of such collections in light of the purchase of Accounts Receivable hereunder. In addition, notwithstanding anything else contained herein, Seller shall pay or cause to be paid, in a manner consistent with past payment practices, all salary and 401(k) Plan contributions, if any, relating to the period from September 9 through the Closing Date to all employees of Seller. Seller shall not be obligated hereunder to pay or cause to be paid accrued vacation time, if any, owed to the employees of the Optimum
Entities.

                  Section VI.2. Consents and Approvals. Subject to Section 9.2 and Seller's right to accept a higher and better offer, Seller shall obtain (i) entry of the Preliminary Order and the Sale and Assignment Order by the Bankruptcy Court as contemplated in Section 5.7, and (ii) the requisite consent or consents of the Bank to this Agreement and the transactions contemplated hereby.

                  Section VI.3. Information and Access. Seller will permit representatives of Purchasers to have reasonable access during normal business hours to all premises, properties, personnel, accountants, books, records, contracts and documents of or pertaining to the Purchased Assets. Purchasers and each of their respective representatives will treat and hold such information as confidential. Seller further agrees to permit and to use reasonable efforts as reasonably requested by Purchasers for the facilitation of representatives of Purchasers to contact vendors, customers and other third parties relating to the Business for purposes of the transactions contemplated by this Agreement and the Ancillary Agreements.

                  Section  VI.4.  Further   Assurances.   Upon  the  request  of
Purchasers at any time after the Closing Date,  Seller shall  forthwith  execute and deliver such  documents and take such actions as Purchasers or their counsel may reasonably request to effectuate the purposes of this Agreement.

                                      -11-

                  Section VI.5. Assignment of Contracts. Seller shall obtain from the Bankruptcy Court an order authorizing Seller, effective on the Closing
Date, to cure as permitted by the Bankruptcy Code all defaults (except under the Leases) of, and assign to Purchasers, the Assigned Contracts. Notwithstanding anything herein to the contrary, Seller's obligation hereunder to cure shall not exceed $50,000 in the aggregate. Anything in excess of $50,000 shall be borne by Purchasers, provided that there shall be no default hereunder if Purchasers fail to cure amounts in excess of $50,000. Purchasers agree that Seller shall have no obligation to assume any Assigned Contract if Purchasers are unwilling or unable to pay cure amounts. Seller may utilize security deposits to pay cure amounts up to the maximum of $50,000. Seller agrees that, notwithstanding herein to the contrary, Seller shall terminate and cancel all contracts of the Optimum
Entities other than the Assigned Contracts, except to the extent required by Seller for the prosecution of any claims against third parties, including bankruptcy avoidance actions, in connection with the Cases.

                  Section   VI.6.   Restrictions   as   to   Employees.   Seller
acknowledges that Purchasers assume no responsibilities of Seller as to Seller's employees.  With  respect to each  employee  of any  Seller,  if any,  for which
Purchasers  make an offer of  employment,  Seller  covenants  and agrees that it shall not directly or  indirectly  attempt to entice or induce any such employee to either not  accept the  employment  offer  from  Purchasers  or to leave such employment with Purchasers.

                  Section VI.7. Bankruptcy Court Filings.

                  (1) Seller shall file motions with the Bankruptcy Court by 4:30 p.m. (Boston time) on October 15, 1999 seeking approval of the Preliminary
Order, which shall contain the terms and conditions set forth in Section 9.2 hereunder.

                  (2) On or before October 28, 1999 Seller shall obtain approval of the Sale and Assignment Order, which order shall (i) approve the sale of the Purchased Assets free and clear of all liens, claims, encumbrances and other interests pursuant to the Bankruptcy Code; (ii) provide that Seller cures all defaults, up to the $50,000 maximum, under the Assigned Contracts (other than the Leases); (iii) provide that Purchasers are "good faith purchasers" and are afforded all protections granted under the Bankruptcy Code; and (iv) provide that Purchasers shall not be deemed successors to Seller or any Optimum Entity for any purpose, including but not limited to any and all liabilities or claims of any kind whatsoever that may exist against any of them.

                  (3) As promptly as practicable, Seller will provide Purchasers with copies of all motions, applications and supporting papers prepared by Seller in connection with this Agreement (including forms of orders and notices to interested parties) prior to the filing thereof in the Case.

                  Section VI.8. Referral of Business Opportunities. From and after the Closing Date, Seller will forward to Purchasers and only Purchasers all incoming business inquiries, customer orders and other matters related to the Business, the Acquired Assets and the Assumed Liabilities.



                                      -12-

                  Section VI.9. Accounts Receivable. In addition to the terms of
Section 5.3, for so long as Accounts Receivable are outstanding Seller shall, solely for purposes of facilitating Purchasers' collection thereof, allow
Purchasers to take temporary possession of all books and records relating thereto, including without limitation remittance slips, billing advices, patient files, etc. Promptly following Purchasers' use thereof for such purposes, Purchasers shall return all such books and records to Seller for Seller's maintenance thereof. For purposes of facilitating collection of Accounts
Receivable, following the Closing, Seller shall deposit the proceeds of all such collections immediately following the receipt thereof in an account (i) solely and specifically designated for purposes hereof, and (ii) as to which Purchasers and/or their designees otherwise shall have sole withdrawal authority, access and control. On or as soon as practicable following the Closing, Seller shall deliver to Purchasers a true and complete list of all Accounts Receivable as of October 31, 1999.

                                   ARTICLE VII

                         CERTAIN COVENANTS OF PURCHASERS

                  Section  VII.1.   Adequate   Assurances   Regarding  Executory
Contracts.  With  respect  to each  Assigned  Contract,  Purchasers  shall  make commercially  reasonable efforts to provide adequate assurance as required under the  Bankruptcy  Code of the future  performance  of such  Assigned  Contract by
Purchasers.  Purchasers  agree that they will  promptly  take all actions as are reasonably  required by Seller to assist in  obtaining  the  Bankruptcy  Court's entry  of the  Preliminary  Order  and the Sale and  Assignment  Order,  such as furnishing affidavits, non-confidential financial information or other documents or  information  for filing  with the  Bankruptcy  Court and making  Purchasers'
employees and representatives  available to testify before the Bankruptcy Court, with  respect to  demonstrating  adequate  assurance  of future  performance  by
Purchasers under the Assigned Contracts.  In the event that an Assigned Contract is not  assigned to  Purchasers  as a result of  Purchasers'  failure to provide adequate such  assurance,  such  non-assignment  shall not  constitute a default hereunder.

                  Section VII.2. Further Assurances. Upon the request of Seller at any time after the Closing Date, Purchasers shall forthwith execute and deliver such documents and take such actions as Seller or their counsel may reasonably request to effectuate the purposes of this Agreement.

                                  ARTICLE VIII

                       CONDITIONS TO SELLER'S OBLIGATIONS

                  The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction, unless waived in writing by Seller, of each of the following conditions on or prior to the Closing Date:

                                      -13-

                  Section   VIII.1.    Representations   and   Warranties.   The
representations  and warranties of Purchasers  contained in this Agreement,  the
Ancillary  Agreements  and  any  exhibits,  schedules,  documents,   deliveries,
pursuant hereto and thereto,  shall be true on and as of the Closing Date in all material respects as though such representations and warranties were made on and as of the Closing Date.

                  Section VIII.2. Compliance with Agreement. Purchasers shall have performed and complied in all material respects with all covenants and conditions to be performed or complied with by them hereunder on or prior to the Closing Date.

                  Section   VIII.3.    Purchasers'    Closing   Deliveries   and
Obligations.  Purchasers  shall  have  delivered  all  items and  satisfied  all obligations pursuant to Section 9.1(c).

                  Section VIII.4.  Entry of the  Preliminary  Order and the Sale
and  Assignment   Order.  (i)  The  Bankruptcy  Court  shall  have  entered  the
Preliminary  Order and the Sale and  Assignment  Order and (ii) the  Preliminary
Order and the Sale and Assignment  Order,  as entered by the  Bankruptcy  Court, shall not be subject to stay pending appeal.

                                   ARTICLE IX

                      CONDITIONS TO PURCHASERS' OBLIGATIONS

                  The obligation of Purchasers to consummate the transactions contemplated by this Agreement is subject to the satisfaction, unless waived in writing by Purchasers, of each of the following conditions on or prior to the Closing Date:

                  Section   IX.1.    Representations    and   Warranties.    The
representations  and  warranties  of Seller  contained  in this  Agreement,  the
Ancillary Agreements and any exhibits, schedules or documents delivered pursuant hereto or thereto,  shall be true on and as of the Closing  Date in all material respects.

                  Section IX.2. Compliance with Agreement. Seller shall have performed and complied in all material respects with all covenants and conditions to be performed or complied with hereunder by it on or prior to the Closing Date.

                  Section IX.3. Consents. The consent of the Bank under its existing credit or similar agreements with the Optimum Entities as required by the terms thereof and, to the extent required under the Bankruptcy Code, the consents, if any, required in connection with the assignment of the Assigned
Contracts shall have been duly obtained and shall be in full force and effect on the Closing Date.

                  Section IX.4.  Seller's  Closing  Deliveries and  Obligations.
Seller shall have delivered all items and satisfied all obligations  pursuant to
Section 9.1(b).



                                      -14-

                  Section IX.5. Entry of the Preliminary  Order and the Sale and
Assignment  Order.  (i) The Bankruptcy  Court shall have entered the Preliminary
Order,  which  shall  contain  all of the terms and  conditions  in Section  9.2 hereunder and shall be subject to Purchasers' prior approval in their reasonable discretion,  and the Sale and  Assignment  Order,  which  shall  be  subject  to
Purchasers'  prior  approval,  and (ii) the  Preliminary  Order and the Sale and
Assignment Order, as entered by the Bankruptcy Court,  shall not be subject to a stay. The Sale and Assignment Order shall not modify the terms and conditions of this  Agreement and shall  provide,  other than as set forth herein or expressly agreed to by Purchasers  and their  counsel,  (i) that the sale of the Purchased
Assets to Purchasers is free and clear of all liens,  claims,  encumbrances  and other interests  pursuant to the Bankruptcy Code; (ii) that,  subject to Section
5.5, Seller cure any and all defaults under the Assigned  Contracts  (except the
Leases);  (iii) that Purchasers are "good faith purchasers" and are afforded all protections  granted  under;  and  (iv)  that  Purchasers  shall  not be  deemed successors  to Seller or any Optimum  Entity for any purpose,  including but not limited to any and all claims  arising out of any liability or claim of any kind that may exist as against Seller or any Optimum Entity.

                  Section IX.6. Assignment of Contracts. The Bankruptcy Court shall have entered the Sale and Assignment Order, or some additional order that expressly authorizes the assumption and assignment of the Assigned Contracts, effective on the Closing Date. In addition, subject to Section 5.5, Seller shall cure all defaults under the Assigned Contracts (other than the Leases) and all liabilities and obligations accrued prior to the Closing Date.

                                    ARTICLE X

                       CLOSING; BREAK-UP FEE; TERMINATION

                  Section X.1. The Closing.

                  (1) The  Closing  of the  purchase  and sale of the  Purchased
Assets (the "Closing") shall be held on October 29, 1999, or such later date as the parties shall agree, but in no event later than November 1, 1999, and shall be effective as of such date (the "Closing Date"). The Closing shall be held at the Boston offices of Choate, Hall & Stewart. At the Closing, all of the transactions provided for in Article II hereof shall be consummated on a substantially concurrent basis.

                  (2) Seller's  Deliveries and  Obligations  at Closing.  At the
Closing, Seller shall deliver (or cause to be delivered) to Purchasers the following (in form and substance reasonably satisfactory to counsel for Purchasers):

                  (a)  a  duly  executed  Assignment  and  Assumption  Agreement assigning to Purchasers the rights,  title,  interest and obligations in, under,
and  to  each  of  the  Assigned   Contracts   being   assigned  to  Purchasers,
substantially in the form attached hereto as Exhibit A;

                  (b) a duly executed Bill of Sale and such other documents or instruments of transfer necessary to vest in Purchasers full and complete title to the Purchased Assets, free and clear of all liens, pledges, security interests and encumbrances, and other interests, pursuant to the Bankruptcy Code on the Closing Date, substantially in the form attached hereto as Exhibit B;


                                      -15-

                  (c) a duly executed Deposit Escrow Agreement, substantially in the form attached hereto as Exhibit C; and

                  (d) such other instruments, documents and considerations which may be reasonably required by Purchasers or Purchasers' counsel to effectuate the transaction contemplated by this Agreement.

                  (3) Purchasers'  Deliveries and Obligations at Closing. At the
Closing, Purchasers shall deliver (or cause to be delivered) to Seller the following (in form and substance reasonably satisfactory to counsel for Seller):

                  (a) payment of the Purchase Price and other amounts in accordance with the terms and conditions set forth in Section 2.3;

                  (b) a duly executed Assignment and Assumption Agreement accepting the assignment of the rights, title, interest and obligations in, under, and to each of the Assigned Contracts being assigned to Purchasers, substantially in the form attached hereto as Exhibit A;

                  (c) certified resolutions of the directors of National and Purchasers approving and authorizing the transactions contemplated by this Agreement;

                  (d) a duly executed Deposit Escrow Agreement, substantially in the form attached hereto as Exhibit C; and

                  (e) such other instruments, documents and considerations which may be reasonably required by Seller or Seller's counsel to effectuate the transaction contemplated by this Agreement.

                  Section X.2. Procedures and Break-up Fee.

                  (1) The Preliminary Order shall (i) authorize the conduct of a single open auction relating to the sale of the Purchased Assets and (ii) approve the bidding procedures for the open auction as set forth below, including a break-up fee, and notice for the auction and sale process.

                  (2) The following bidding procedures shall govern the open auction and sale process:

                  (a) Any party wishing to submit a competing bid for the Purchased Assets and participate in the open auction must comply with


                                      -17-


these bid  procedures  and submit such  offer,  in  writing,  to Choate,  Hall &
Stewart,  53 State  Street,  Boston,  MA  02109-2891,  Attn:  Charles L. Glerum,
Trustee, no later than 12:00 noon, Boston Time on the day prior to the open auction (the "Qualifying Bid");

                  (b) All Qualifying Bids must (i) contain the identity of such potential bidder with an irrevocable offer to purchase all of the Purchased
Assets under the same terms as set forth in this Agreement, including without limitation that, notwithstanding any of the other terms and conditions of such offer, such offer shall be required to close in full not later than November 1, 1999, (ii) contain a purchase price having a net present value exceeding the Purchase Price set forth in this Agreement by not less than $150,000 (the
"Minimum Overbid") payable in cash at the closing, (iii) be accompanied by delivery of a certified check payable to "Charles L. Glerum, as Trustee of the Optimum Entities" in the amount of $100,000 (the "Bid Deposit"), and (iv) proof satisfactory to the Seller of the bidder's financial ability to complete the transaction contemplated by such offer. The Bid Deposit shall be credited to the purchase price if such bidder is the successful bidder or, if not, returned to the potential bidder. In the event that the successful bidder does not close, the Bid Deposit shall be retained as liquidated damages and Seller shall seek to close with the next highest bidder;

                  (c) Any party seeking to obtain any financial or other information in connection with evaluating Seller's assets and/or submitting a bid must execute a confidentially agreement in customary form;

                  (d) Bids at the open auction shall be made in aggregate minimum increments of $50,000;

                  (e) If no Qualified Bid is received, no auction will be conducted and Seller shall request that the Bankruptcy Court enter an order approving the sale of the Purchased Assets to Purchasers pursuant to this Agreement; and

                  (f) The only  bidding to be  conducted  other than  Qualifying
Bids as set forth above shall be at the single open auction conducted and completed not later than October 28, 1999 (the "Sale and Assignment Hearing
Date") at the Bankruptcy Court through "open bidding" such that Purchasers shall retain the right to bid against any higher and better offer and no bidders shall be permitted to participate in such open auction unless they have submitted a Qualifying Bid in accordance with all of the terms of this Section 9.2(b).

                  (3) In the event that Seller shall accept an offer in any form at any time, including a higher and better offer, relating to the sale of any of the Purchased Assets, and a closing relating thereto shall occur, then
Purchasers shall, without further court order, be entitled to receive, and Seller shall forthwith pay as liquidated damages and not as a penalty, a break-up fee equal to $75,000 (the "Break-up Fee") pursuant to 11 U.S.C.
ss.ss.503(b)(1) and 506(c). The Break-up Fee shall be secured by a first priority lien on any sale proceeds received in connection with any such sale.


                                      -17-

                  (4) Immediately upon entry of the Preliminary Order, Seller shall cause notice of the auction and bidding procedures to be sent via U.S.
first class mail, postage prepaid, to (i) the United States Trustee, (ii) each party that has filed a notice of appearance in this case and (iii) any party who Seller believes may have an interest in purchasing the Purchased Assets. Seller shall publish such notice in a form and at such time(s) approved by the Bankruptcy Court.

                  Section X.3. Termination. Anything in this Agreement to the contrary notwithstanding, this Agreement and the transactions contemplated hereby may be terminated in any of the following ways at any time before the Closing and in no other manner:

                  (1) by mutual written consent of Purchasers and Seller (in the case of Seller, upon consultation with, and with the written consent of, the
Bank); or

                  (2) by Seller, if Seller receives, accepts and a closing occurs with respect to a higher and better offer, subject to Purchasers' rights set forth in Section 9.2(b); or

                  (3) in the event that the Bankruptcy Court has not entered the Preliminary Order by October 22, 1999, then Purchasers may terminate this
Agreement without any liability or obligation to Seller; or

                  (4) in the event that the Bankruptcy Court has not entered the Sale and Assignment Order by October 28, 1999, then Purchasers may terminate this Agreement without further liability or obligation to Seller; or

                  (5) by Purchasers, in the event of a material breach by or default of Seller; or

                  (6) by Seller, in the event of a material breach by or default of Purchasers.

                  Section  X.4.  Effects  of  Termination.  In  the  event  this
Agreement is terminated  pursuant to Section 9.3,  except as provided in Section
9.2(c) or in this Section 9.4, all further obligations of the parties hereunder shall terminate. If this Agreement is terminated as permitted by Section 9.3, termination shall be without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement; provided, however, that if this Agreement is terminated by Seller pursuant to Section 9.3(b), Seller shall pay to Purchasers, as their sole and exclusive remedy, the Breakup Fee pursuant to the provisions of Section 9.2; and provided further that the Good Faith Deposit shall be subject to the terms of the Deposit Escrow Agreement. Notwithstanding anything herein to the contrary, in the event that this Agreement is terminated
(i) pursuant to Sections 9.3(a)-(e), then the Purchasers shall be entitled to the Good Faith Deposit, and (ii) pursuant to Section 9.3(f), then the Seller shall be entitled to the Good Faith Deposit as liquidated damages. The provisions of this Section 9.4 shall survive any termination hereof pursuant to
Section 9.3.


                                      -18-

                                   ARTICLE XI

                                    SURVIVAL

                  Section XI.1. Survival of Representations and Warranties. All representations and warranties of Seller made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery hereof, BUT SHALL TERMINATE AND BE OF NO FORCE OR EFFECT UPON THE CLOSING AND
ARE MADE  SOLELY FOR  PURPOSES  OF SECTION  8.1 HEREOF AND NOT FOR  PURPOSES  OF
INDEMNIFICATION OF ANY KIND.

                                   ARTICLE XII

                                      TAXES

                  Section XII.1. Taxes Related to Purchase of Assets. The parties recognize and acknowledge that the sale, transfer, assignment and delivery of the Purchased Assets shall be exempt under the Bankruptcy Code and the Sale and Assignment Order from all state and local transfer, recording, stamp or other similar transfer taxes (collectively, "Transaction Taxes") that may be imposed by reason of the sale, transfer, assignment and delivery of the Purchased Assets; provided, however, that if Transaction Taxes are assessed for any reason, then Seller shall pay such Transaction Taxes along with any recording and filing fees. Purchasers and Seller agree to cooperate to determine the amount of Transaction Taxes payable in connection with the transactions contemplated under this Agreement. Transaction Taxes shall not include any Taxes for which Seller is responsible under Section 11.2. At the Closing, Purchasers shall remit to the Seller such properly completed resale exemption certificates and other similar certificates or instruments as are applicable to claim available exemptions from the payment of sales, transfer, use or other similar taxes under applicable law. Purchasers and Seller shall cooperate in preparing such forms and will execute and deliver such affidavits and forms as are reasonably requested by the other party.

                  Section XII.2.  Proration of Personal Property Taxes. Personal
property taxes and assessments on the Purchased Assets shall be prorated between
Purchasers and Seller as of the  Apportionment  Date,  provided,  however,  that
Seller  shall not be  responsible  for any  increased  assessments  on  personal
property  resulting  from  the  transactions   contemplated   hereby.  All  such
prorations  shall be  allocated so that items  relating to time  periods  ending prior to the Closing Date shall be allocated to Seller and items related to time periods beginning on or after the Closing Date shall be allocated to Purchasers.
The amount of all such prorations  shall be settled and paid on the Closing Date unless, with respect to Seller's obligations hereunder, otherwise ordered by the
Bankruptcy Court or as otherwise required by applicable Bankruptcy Law.


                                      -19-

                  Section  XII.3.  Cooperation  on Tax Matters.  Purchasers  and
Seller agree to furnish or cause to be furnished to each other, as promptly as practicable, such information and assistance relating to the Purchased Assets as is reasonably necessary for the preparation and filing of any return, claim for refund or other required or optional filings relating to tax matters, for the preparation for and proof of facts during any tax audit, for the preparation for any tax protest, for the prosecution or defense of any suit or other proceeding relating to tax matters and for the answer of any governmental or regulatory inquiry relating to tax matters.

                                  ARTICLE XIII

                                    GUARANTY

                  Section XIII.1. Guaranty By National. National, which owns all of the outstanding capital stock of each Purchaser, hereby unconditionally and irrevocably guarantees the full and timely payment and performance of each of the obligations of Purchasers in this Agreement.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

                  Section XIV.1. Exclusivity. Seller understands and agrees that Purchasers will devote substantial time and effort and incur substantial expense conducting business, financial and legal due diligence in connection herewith.
Accordingly, Seller agrees to immediately provide Purchasers with copies of any written offers received from any third parties and to immediately notify
Purchasers as to the receipt by Seller of any oral such offers; provided that Seller shall not be required to provide to Purchasers any of the details of such oral offers.

                  Section  XIV.2.   Notices.  All  notices,   demands  or  other
communications  to be given or delivered under or by reason of the provisions of this  Agreement  shall be in writing  and shall be deemed to have been given (a)
when delivered  personally to the  recipient,  (b) when sent to the recipient by telecopy  (receipt  electronically  confirmed by sender's  telecopy  machine) if during normal  business hours of the  recipient,  otherwise on the next Business
Day,  (c) one (1)  Business  Day after the date  when sent to the  recipient  by reputable  express courier service  (charges  prepaid) or (d) seven (7) Business
Days after the date when mailed to the  recipient  by  certified  or  registered mail,  return receipt requested and postage prepaid.  Such notices,  demands and other  communications  will be sent to Seller and to Purchasers at the addresses indicated below:

                  If to any Purchaser:   National Home Health Care Corp.
                                         700 White Plains Road
                                         Scarsdale, NY  10583
                                         Attention: Steven Fialkow, President
                                         Facsimile No.: 914-722-9199


                                      -20-

                  With a copy (which shall not
                  constitute notice) to: Parker Chapin Flattau & Klimpl, LLP
                                         1211 Avenue of the Americas
                                         New York, New York  10036
                                         Attention:  Gary J. Simon, Esq.
                                         Facsimile No.:  212-704-6288

                  If to Seller:          Charles L. Glerum
                                         Trustee - The Frontier Group, Inc.
                                            et al.
                                         c/o Choate, Hall & Stewart
                                         Exchange Place
                                         53 State Street
                                         Boston, MA  02109-2891
                                         Facsimile No.:  617-248-4000

or to such other address as any party hereto may, from time to time, designate in writing delivered pursuant to the terms of this Section.

                  Section   XIV.3.   Amendments.   The  terms,   provisions  and
conditions  of this  Agreement  may not be  changed,  modified or amended in any manner  except by an  instrument in writing duly executed by each of the parties hereto.

                  Section XIV.4. Assignment. This Agreement is binding upon and inures to the benefit of the successors and assigns of each party to this Agreement (including any successor, substitute or joint trustee appointed in respect of any or all Optimum Entities under the Bankruptcy Code), but no rights, obligations or liabilities under this Agreement may be assigned by any party without the prior written consent of the other parties hereto.

                  Section XIV.5. Announcements. All press releases, notices to customers and suppliers and other announcements prior to the Closing Date with respect to this Agreement and the transactions contemplated by this Agreement shall be approved by both Purchasers and Seller prior to the issuance thereof;
provided that any party may make any public disclosure it believes in good faith is required by law or regulation (in which case the disclosing party shall advise the other party (which shall be Seller in the case of disclosure proposed to be made by Purchasers and Purchasers in the case of disclosure proposed to be made by Seller) prior to making such disclosure and provide such other party an opportunity to review the proposed disclosure).

                  Section XIV.6. Expenses. Except as otherwise set forth in this Agreement, each party to this Agreement shall bear all of its legal, accounting, investment banking and other expenses incurred by it or on its behalf in connection with the transactions contemplated by this Agreement, whether or not such transactions are consummated.


                                      -21-

                  Section  XIV.7.  Entire  Agreement.  This  Agreement  and  the
Ancillary Agreements  constitute the entire agreement between the parties hereto with  respect  to the  subject  matter  hereof  and  supersede  and  are in full substitution  for any and all prior agreements and  understandings  between them
relating  to  such   subject   matter,   including   without   limitation,   any
confidentiality  agreements  and letters of intent  between the parties prior to the date  hereof.  The  Exhibits  and  Schedules  to this  Agreement  are hereby incorporated  and made a part hereof and are an integral part of this Agreement.
The  provisions  of this  Section  13.7 shall  survive  any  termination  hereof pursuant to Section 9.3.

                  Section XIV.8. Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  Section XIV.9. Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by any one or more parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which shall constitute, and shall be deemed to constitute, in the aggregate but one and the same instrument.

                  Section XIV.10. Governing Law; Jurisdiction. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to conflict of laws principles thereof. For so long as Seller is subject to the jurisdiction of the Bankruptcy Court, the parties hereto irrevocably elect as the sole judicial forum for adjudication of any matters arising under or in connection with this Agreement, and consent to the jurisdiction of, the Bankruptcy Court.

                  Section XIV.11. Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Any references to any federal, state, local or foreign statute or law will also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

                  Section XIV.12. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.


                                      -22-

                  Section XIV.13.  Confidentiality.  Seller and Purchasers agree to  keep,  and to  cause  each of  their  affiliates,  directors,  officers  and employees to keep,  confidential  any and all  confidential  information  of the other  party  that  any of them  receives  in the  course  of  performing  their obligations  hereunder  (except  that  such  information  may  be  shared,  on a confidential  basis,  with the party's  attorneys  and  auditors)  and will not, without  the  other  party's  written  consent,  use  any of  such  confidential information except as reasonably necessary to perform their duties under this or another  of its  agreements  with the  other  party.  Upon  termination  of this
Agreement,  each party will return,  and will cause its affiliates to return, to
the  other  party  all  original   documents  and  copies  of  the  confidential
information which are in its possession.

                  Section  XIV.14.   Amendment  to  Restatement.   The  Original
Agreement  is hereby  amended and stated by this  Agreement.  References  to the
Original Agreement in any document,  certificate,  agreement or other instrument of any kind (including  without  limitation the Deposit Escrow Agreement and any court orders) are hereby deemed to be references to this Agreement.

                  IN WITNESS WHEREOF, Seller and Purchasers have executed and delivered this Agreement as of the day and year first written above.

                                     CONNECTICUT STAFFING WORKS CORP.


                                     By: _______________________________________
                                              Name:
                                              Title:


                                     NEW ENGLAND HOME CARE, INC.


                                     By: _______________________________________
                                              Name:
                                              Title:


                                     CHARLES L. GLERUM, as Chapter 7 Trustee for
                                     Optimum Care Services of Connecticut, Inc.,
                                     Optimum Home Health of Connecticut, Inc.
                                     and Optimum Home Care of Connecticut, Inc.

                                     AS TO ARTICLE XII:
                                     NATIONAL HOME HEALTH CARE CORP.


                                     By:  ______________________________________
                                               Name:
                                               Title:

